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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 5, 2004 (October 4,
2004)                                             ---------------------------
-----

                               THE SCOTTS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                          1-13292                       31-1414921
---------------            ------------------------          -------------------
(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


                  14111 Scottslawn Road, Marysville, Ohio 43041
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               (Address of principal executive offices) (Zip Code)

                                 (937) 644-0011
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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Section 7 - Regulation FD
-------------------------

         Item 7.01.  Regulation FD Disclosure.
         ------------------------------------

                  On October 4, 2004, The Scotts Company (the "Registrant"), issued a press release (the "Release") announcing the completion of the previously announced acquisition of Smith & Hawken, Ltd. ("Smith & Hawken"). The purchase price of Smith & Hawken is approximately $68.5 million, which includes the value of acquired tax benefits. The cash portion of the purchase price was funded with cash on hand as permitted by the Registrant's existing credit facility. A copy of the Release is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by this reference.

Section 9 - Financial Statements and Exhibits
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         Item 9.01.  Financial Statements and Exhibits.
         ---------------------------------------------

                  (a)      Financial statements of businesses acquired:
                           -------------------------------------------

                           Not applicable.

                  (b)      Pro forma financial information:
                           -------------------------------

                           Not applicable.

                  (c)      Exhibits:
                           --------

                           Exhibit No.   Description
                           -----------   -----------
                              99         News release issued by The Scotts
                                         Company on October 4, 2004.





                 The information in this Current Report on Form 8-K, including
Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, except if the Registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.



                  [Remainder of page intentionally left blank;
                          signature on following page.]


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE SCOTTS COMPANY


Dated:  October 5, 2004              By:   /s/ Christopher L. Nagel
                                        ----------------------------------------
                                     Printed Name:  Christopher L. Nagel
                                     Title:  Executive Vice President and
                                             Chief Financial Officer



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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated October 5, 2004

                               The Scotts Company


Exhibit No.      Description
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    99           News release issued by The Scotts Company on October 4, 2004.













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